2. CONTRACT (Proc. Inst. Ident.)	NO.			3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
75A50122C00007				See Block 20C OS296560
5. ISSUED BY		CODE	ASPR-BARDA	6. ADMINISTERED BY (If other than Item 5) CODE
ASPR-BARDA 200 Independence	Ave.,	S.W.

[***]

17. X CONTRACTOR' S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number ,

including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME OF CONTRACTING OFFICER LA VIVIAN R. PEASANT
19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA BY (Signature of the Contracting Officer)	20C. DATE SIGNED
ARCTURUS THERAPEUTICS INC
1605099
BY [***]
(Signature of person authorized to sign)

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

RATING

PAGE OF PAGES

~~89~~

50AUTHORIZED FOR LOCAL REPRODUCTION

Previous edition is NOT usable

STANDARD FORM 26 (Rev. 3/2013)

Prescribed by GSA - FAR (48 CFR) 53.214(a)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50122C00007	PAGE OF
		1	50

NAME OF OFFEROR OR CONTRACTOR

ARCTURUS THERAPEUTICS INC 1605099

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
1	Tax ID Number: 46-1981974 DUNS Number: 078807357 Appr. Yr.: 2022 CAN: 1992131 Object Class: 25103 Period of Performance: 09/01/2022 to 08/31/2025 CLIN 0001 Phase I Pilot Studies Obligated Amount: $63,239,785.00				63,239,785.00

AUTHORIZED FOR LOCAL REPR OPTIONAL FORM 336 (4-86)

Sponsored by GSA FAR (48 CFR) 53.110

PART I – THE SCHEDULE

SECTION B – SUPPLIES/SERVICES AND COST/PRICE

B.1
Brief Description of Supplies/Services

The Department of Health and Human Services (HHS), Office of the Assistant Secretary for Preparedness and Response (ASPR), Biomedical Advanced Research and Development Authority (BARDA) requires conduct of development activities for a pandemic influenza vaccine (pandFLU). The project will entail developing a vaccine against pandemic HxNx influenza based on the Contractor’s platform technology, LUNAR® lipid nanoparticles (LNPs) and self-transcribing and replicating RNA (STARR™), used in the Contractor’s COVID-19 vaccines, ARCT-021, currently in phase II clinical trials, ARCT-154, currently in a Phase I/II/III study in Vietnam, and ARCT-165, which is currently in Phase I studies along with ARCT- 154, as a booster vaccine targeting SARS-CoV-2 variants of concern (VOCs). The scope of work for this contract includes pandFLU preclinical and clinical development activities in the following areas: non- clinical efficacy studies; clinical activities and associated drug product manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. In addition to the development work to be performed on a pandemic vaccine, one preclinical study on a quadrivalent seasonal influenza vaccine will be conducted.

B.2
Estimated Cost

This contract contains the cost provisions agreed upon by the Government and the Contractor.

B.2.1
Contract Budget Ceiling

The contract has a cost ceiling that the Contractor exceeds at its own risk. The contractor is responsible for managing its performance in accordance with the final scope of work and costs/prices incorporated into the contract. The government is not obligated to reimburse the Contractor for costs incurred in excess of the contract ceiling of $63,239,785

B.2.2. Contract Periods

This Contract consists of a base period for Pre-clinical and clinical development through Phase I clinical trials for pandFLU, and the performance of the single preclinical study with respect to qsFLU development that is specified in the Statement of Work.

B.3
Contract Line Item Numbers (CLINs) Schedule

This is a Cost Reimbursement contract.

B.3.1
Period of Performance

The period of performance (POP) includes Preclinical and Phase 1 studies.

CLIN	Period of Performance	Supplies/Services	Estimated USG Costs

BASE 0001	01 Sep 2022 to 31 Aug 2025 (36 months)	Pre-clinical and clinical development through Phase I clinical trials for pandFlu and one pre-clinical task concerning qsFLU	$63,239,785

B.3.2
Total Contract Value

The total potential value of this contract is $63,239,785.

B.4
Advanced Understandings

This Contract contains advanced understandings between the Government and the Contractor. Specific elements of cost, which normally require prior written approval of the Contracting Officer before incurrence of the costs, will be included in this Section if the Contracting Officer has granted approval prior to contract award.

B.4.1
– Rights of Refusal

The Government’s rights to data first developed in the performance of this Contract, the Government’s limited rights to preexisting data used during the development effort under this Contract and the Government’s rights to use Subject Inventions developed under this Contract shall survive any transfer of such title to a Subject Invention any third party. The Government may either exercise or waive this first right of refusal in writing. submitted to the Contractor within ninety (90) calendar days of the initial notification to the Government of the Contractor’s intent to conduct any such transfer of title to a Subject Invention. This Article shall not apply to transfers of title to technology created with the use of funding obtained outside of this Contract.

This Contract does not include the purchase of pandemic influenza vaccine (pandFLU). Contractor shall negotiate with the Government in good faith for fair and reasonable pricing for vaccine applied to the HD-MAPs that accounts for the Government’s providing funds on this cost reimbursement contract. At this time, the government is not negotiating any type of follow-on contract.

B.4.2
Earned Value Management (EVM) Lite Requirements

Contractor’s Program Manager (PM) will use the Statement of Work, a Work Breakdown Structure (WBS) with task descriptions, the Integrated Master Schedule (IMS), and project team meetings as the primary tools for scope, budget and schedule integration. The WBS serves as the fundamental building block for the IMS and financial reporting. The IMS maps-out the start and end dates for the total program and further breaks down the timeline by individual line items, tasks and sub-tasks. This will include monitoring contract-mandated ceilings to ensure on-time and on-budget completion of all programmatic deliverables. The PM will track the program status against this IMS on a monthly basis. The PM will determine if tasks are behind or ahead of schedule. Program timelines will be reported to BARDA in the monthly and quarterly reports. When program tasks or subtasks are behind schedule (or threaten to be behind schedule)

the Program Team will meet to determine:

•
The root cause of the delay;
•
The successor tasks that may be impacted and the impact the global program timelines and budget;
•
Potential actions to bring the task or subtask back within the necessary timelines; and
•
The impact of these actions on the program (cost, schedule, and resource reallocation, etc.)

If program changes are required, the PI/PM will present the action plan and work with BARDA to implement any necessary changes to the project plan.

B.4.3
Public Readiness and Emergency Preparedness Act (“PREP ACT”) Coverage

The Federal Government may not use, or authorize the use of, any products or materials provided under either this Contract or any future purchase from Contractor’s domestic manufacturing capacity unless such use occurs in the United States and is protected from liability under a declaration issued under the Public Readiness and Emergency Preparedness Act, 42 U.S.C. § 247d‐6d.

B.4.4
Provisions to Applicable Costs

This section prohibits or restricts the use of contract funds which includes the following items (costs unallowable unless otherwise approved by the Contracting Officer):

a.
Acquisition, by purchase or lease, of any interest in real property;
b.
Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value;
c.
Accountable Government Property (as defined by HHS Government property policies;
d.
Overtime;
e.
General scientific meetings/conferences;
f.
Travel costs including foreign travel;
g.
Costs incurred in the performance of any cost-reimbursement type subcontract (including consulting agreements);
h.
Costs to be paid for the performance of a fixed-price subcontract that exceeds [***] of the total estimated cost of the Contract, whichever value is greater (for equipment purchases,

[***] per unit);

i.
Refreshments and Meal Expenditures;
j.
Promotional Items Printing;
k.
Payment of regulatory submission fees to the FDA or other U.S. regulatory agency;
l.
BLA licensing or renewal fees;

m.
Pre-contract costs.
B.4.5
Contracting Officer’s Authorization (COA) for Subcontracting

The Contractor shall submit a Contracting Officer’s Authorization (COA) approval request, to the Contracting Officer, for all subcontractors, consultants and equipment purchases proposed during the course of this contract. COAs for subcontractors and consultant agreements shall be submitting when the potential subcontract is expected to exceed [***] of total contract value, whichever is greater; for equipment purchases, when the unit price per item is expected to exceed [***]. The CO shall act on such approval requests within 30 days. The supporting documents shall include, but not be limited to:

1.
Competition activities, as well as technical and cost/price evaluation activities performed, in the selection of the subcontractor(s);
2.
The subcontractor’s qualifications/capabilities statement as they pertain to the activities included in the proposed subcontract;
3.
The subcontractor’s willingness to perform under the Contractor (i.e. commitment letters/preliminary agreements), with a list of specific duties included in the proposed subcontract;
4.
A complete subcontractor cost proposal or quote, in similar format as the Contractor’s cost proposal.

B.4.7 Facility, Equipment and Product Ownership

In the event the Government terminates this contract for other than default, all Contractor- acquired Government Furnished Property (GFP) [as defined by 52.245-1], to include process equipment, is to be assessed by a reputable third-party firm that specializes in assigning fair market value of biopharmaceutical materials, supplies and equipment for the resale market. The Government will use this fair market value assessment in settlement, around the disposition of the GFP.

Ownership and applicable usage rights of all materials/product (e.g. vaccines, validated lots) manufactured and/or acquired with Government funds, throughout the Contract’s entire period of performance, shall be retained by the Government. The Contracting Officer will direct the Contractor on the disposition (i.e. storage, transfer, disposal, etc.) of all Contractor acquired/manufactured Government materials/product.

SECTION C – STATEMENT OF WORK

C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work set forth in SECTION J - List of Attachments attached hereto and made a part of the contract.

C.2
REPORTING REQUIREMENTS

See Section F for specific reporting requirements.

a.
The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.
For the purpose of Section C and F, the Contracting Officer’s Representative is the authorized representative of the Contracting Officer.

SECTION D- PACKAGING AND MARKING

Unless otherwise specified by the Contracting Officer, all deliverable items to be furnished to the Government under this contract (including invoices) shall be made by first class mail, overnight carrier, or email, as described in Section F.

All physical deliverables shall be preserved, packaged, and marked in accordance with normal commercial practices to meet the packaging requirements of the carrier, including that which is necessary to prevent deterioration and damages due to the hazard of shipping, handling, and storing. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

•
Federal Acquisition Regulation Clauses Incorporated by Reference

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://acquisition.gov/far/

The following FAR clauses, pertinent to Section E, are hereby incorporated by reference:

•
52.246-9 Inspection of Research and Development Apr 1984

All work under this contract may be subject to inspection and final acceptance by the Contracting Officer or the duly authorized representative of the Government. The Contracting Officer’s Representative (COR) is a duly authorized representative of the Government and is responsible for the inspection and acceptance of all items/activities to be delivered and or completed under this contract.

SECTION F - DELIVERABLES / PERFORMANCE

F.1
Federal Acquisition Regulation Clauses Incorporated by Reference

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://acquisition.gov/far/

The following FAR clause, pertinent to Section F, is hereby incorporated by reference:

•
52.242-15 Stop-Work Order, Alternate I (Apr 1984) Aug 1989

F.1.2 ESTIMATED PERIOD OF PERFORMANCE

The estimated period of performance for this contract shall be consistent with the dates set forth in Section B.3.1.

F.2
DELIVERABLES

Successful performance of the Contract shall be deemed to occur upon completion of performance of the work set forth in Section C of this contract and upon delivery and acceptance by the COR of each of the deliverables described in Section F.2.1 below.

All deliverables and reporting documents listed within this Section shall be delivered electronically to the CO, CS, and the COR unless otherwise specified by the CO.

CDRL#	Deliverable	Deliverable Description	Reporting procedures and Due Dates
01	Meetings
01.1	Post Award Teleconference	[***]	[***]
01.2	Kickoff Meeting	[***]	[***]

		[***]	[***]
01.3	Every 2 weeks Teleconference (Bi- Weekly/Monthly Meetings)	[***]	[***]
01.4	Quarterly Meetings	[***]	[***]

		[***]	[***]
01.5	FDA Meetings	[***]	[***]
01.6	Weekly check-in with project staff for contract	[***]	[***]
		[***]	[***]
		[***]	[***]

02	Technical Reporting
02.1 (Monthly) 02.2 (Annual)	Monthly & Annual Technical Progress Reports/Annual Meeting	[***]	[***]

		[***]	[***]
02.3	Draft and Final	A draft Final Technical Progress	• The Draft Technical Progress Report shall be submitted 75

(Draft) 02.4 (Final)	Technical Progress Report	[***]	[***]
		[***]	[***]

02.5 (Draft) 02.6 (Final)	Draft and Final Study Reports, Clinical and Non- Clinical	[***]	[***]
02.7	FDA Manufacturing Reports	[***]	[***]
02.8	Product Development Source Material and	[***]	[***]

	Manufacturing Report	[***]	[***]
02.9	Contractor Locations	[***]	[***]
02.10	Clinical Report during Active Enrollment Periods	[***]	[***]

		[***]	[***]
02.11	Study Protocols	[***]	[***]
02.12	Specimen Collection for Future Use	[***]	[***]

		[***]	[***]
02.13	Final Data Submission Package	[***]	[***]

		[***]	[***]
02.14	Supplemental Technical Documents, Raw Data, or Data Analysis	[***]	[***]
03	Audits
03.1	BARDA Audit	[***]	[***]
03.2	FDA Audits	[***]	[***]

		[***]	[***]
03.3	QA Audits	[***]	[***]
03.4	Risk Management Plan (RMP)	[***]	[***]

		[***]	[***]
03.5	Integrated Master Schedule (IMS) - GANTT Chart	[***]	[***]
03.6	Deviation Notification and Mitigation Strategy	[***]	[***]
03.7	Incident Report	[***]	[***]

		[***]	[***]
03.8	Go/No-Go In- Process Review (IPR) or Decision Gate Presentation	[***]	[***]
04	Advance R&D Products
04.1	Technical Documents	[***]	[***]

reserve the right to request within the PoP a non- proprietary technical document for distribution within the Government.
04.2	Animal Model or Other Technology Transfer Package	[***]	[***]
04.3	Raw Data or Data Analysis	[***]	[***]
04.4	Publications	[***]	[***]
05	Regulatory Documents
05.1	FDA Correspondence	[***]	[***]

05.2	FDA Submissions	[***]	[***]
06	Press Releases	[***]	[***]
07	Data Management Plan	[***]	[***]

		[***]	[***]
08	Manufacturing Campaign Reports	[***]	[***]

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and/or Due Dates
		[***]	[***]
01	Kickoff Meeting	[***]	[***]

02	Monthly Teleconference	[***]	[***]
03	Monthly Technical Progress Reports	[***]	[***]
04	Final Data Submission Package	[***]	[***]
05	Draft Final Report and Final Report	[***]	[***]

F.2.1
- Detailed Description of Select Contract Deliverables
A.
Monthly and Annual Progress Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with this Article F of this contract, and in the Statement of Work.

i.
Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month.

Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report according to the dates set forth in the summary table (“Summary of Contract Deliverables”) in Section F.2. The progress report shall conform to the requirements set forth in this Section F.2.1.

The format should include:

▪
A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;
▪
SECTION I – EXECUTIVE SUMMARY
▪
SECTION II - PROGRESS
▪
SECTION II Part A: OVERALL PROGRESS - A description of overall progress.
▪
SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A

description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).

▪
SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.
▪
SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.
▪
SECTION III: Estimated and Actual Expenses. a. This section of the report shall contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level. b. This section of the report should also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

A Monthly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

ii.
Draft Final Report and Final Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. An Annual Progress Report will not be required for the period when the Final Report is due. The Draft Final Report and the Final Report shall be submitted in accordance with the dates set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract. The report shall conform to the following format:

1.
Cover page to include the contract number, contract title, performance period covered, Contractor's name and address, telephone number, fax number, email address and submission date.

2.
SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3.
SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

Draft Final Report: The Contractor is required to submit the Draft Final Report to the Contracting Officer’s Representative and Contracting Officer. The Contracting Officer’s Representative and Contracting Officer will review the Draft Final Report and provide the Contractor with comments in accordance with the dates set forth in ARTICLE F.2. of this contract.

Final Report: The Contractor will deliver the final version of the Final Report on or before the completion date of the contract. The final version shall include or address the COR’s and CO’s written comments on the draft report. Final Report shall be submitted on or before the completion date of the contract.

iii.
Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, GCP guidelines, the Contractor shall provide copies of the audit report (so long as received from the FDA) and a plan for addressing areas of nonconformance to FDA regulations and guidelines for GLP, GMP, or GCP guidelines as identified in the final audit report.

iv.
Other Technical Reports

1.
Draft Report for Clinical and Non-Clinical Studies and Final Report for Clinical and Non-Clinical Studies

•
The clinical trial reports shall follow the format of International Conference on Harmonization document ICH E3 “Guideline for Industry on Structure and Content of Clinical Study Reports”
•
Draft Final Report for Clinical and Non-Clinical Studies funded by this contract will be submitted to the Contracting Officer’s Representative and Contracting Officer (CO) for review and comment within the time frames set forth in the table (“Summary of Contract Deliverables”) under Section F.2.
•
Subcontractor prepared reports received by the Contractor shall be submitted to the Contracting Officer’s Representative and Contracting Officer (CO) for review and comment as set forth by the table in this Article. Contractor shall consider revising reports to address BARDA’s recommendations prior to FDA submission.
•
The Government shall provide written comments to the Draft Final Report for Clinical and Non-Clinical Studies in accordance with the dates set forth by the table in this Article.
•
The comprehensive Final Report for Clinical and Non-Clinical Studies will be submitted to the Contracting Officer and the Contracting Officer’s Representative set forth by the table in this Article.

2.
Supplemental Technical Documents

Upon request, Contractor shall provide CO and COR with the following contract funded documents as specified below but not limited to: Process Development Reports; Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, Contractor/Subcontractor Standard Operating Procedures (SOP’s), Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the Period of Performance a nonproprietary technical document for distribution solely within the Government. Contractor shall provide technical document within 10 business days of CO or COR request. Contractor can request additional time on an as needed basis. If edits are recommended, the Contractor must address, in writing, concerns raised by BARDA.

B.
Deliverables Arising from FDA Correspondence
i.
FDA Meetings

The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people.

•
Contractor shall notify BARDA of upcoming FDA meeting within 24 hours of scheduling Type A, B or C meetings OR within 24 hours of meeting occurrence for ad hoc meetings.
•
The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within 5 business days of receipt. All documents shall be duly marked as either “Draft” or “Final.”

ii.
FDA Submissions

The Contractor shall provide BARDA all documents submitted to the FDA. Contractor shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final.”

•
When draft documents are submitted for BARDA review, BARDA will provide feedback to Contractor within 3 business days of receipt.
•
When BARDA reviews draft documents, the Contractor shall revise their documents to address BARDA’s written concerns and/or recommendations prior to FDA submission.
•
Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 calendar day of their submission to FDA.

iii.
FDA Audits

In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the Government with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR) within five (5) business days after the Contractors receipt of those documents. The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution and a copy of all final responses to the FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

•
Contractor shall notify CO and COR within 10 business days of a scheduled FDA audit or within 24 hours of an ad hoc site visit/audit if the FDA does not provide advanced notice.
•
Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within 5 business days of receiving correspondence from the FDA, Subcontractor, or third party.
•
Within 10 business days of audit report, Contractor shall provide CO with a plan for addressing areas of nonconformance, if any are identified.

iv.
Other FDA Correspondence

The Contractor shall memorialize any correspondence between Contractor and FDA as related to activities funded under this contract and submit to BARDA. All documents shall be duly marked as either “Draft” or “Final.” Contractor shall provide copies, or a written summary, of any FDA correspondence within 5 business days of correspondence.

F.3
SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. A final invention statement (see FAR

27.303 (b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

SECTION G - CONTRACT ADMINISTRATION

G.1
Contracting Officer

The Contracting Officer (CO) is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions or other stipulations of this Contract.

The Contracting Officer is the only individual with authority to act as agent of the Government under this Contract, with authority to (1) direct or negotiate any changes in the statement of work, (2) modify or extend the period of performance, (3) authorize reimbursement to the Contractor for any costs incurred during the performance of this Contract and/or (5) otherwise change any terms and conditions of this Contract.

No information, other than that which may be contained in an authorized modification to this contract duly issued by the Contracting Officer, which may be received from any person employed by the United States Government, or otherwise, shall be considered grounds for deviation from any stipulation of this contract.

La Vivian Peasant – (202) 868-9151 Contracting Officer

Division of Contracts Management & Acquisition (CMA) Biomedical Advanced Research & Development Authority (BARDA) Email: lavivian.peasant@hhs.gov

G.2
Contracting Officer’s Representative

As delegated by the CO, the Contracting Officer’s Representative (COR) is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) assisting the CO in interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

Chuong Huynh– (202) 260-2177 (COR)

Lead Interdisciplinary Scientist

Influenza and Emerging Infectious Diseases Division

Biomedical Advanced Research & Development Authority (BARDA) Email: choung.huynh@hhs.gov

G.3
Deliveries

Documents shall be delivered electronically via email to the Contracting Officer (CO) and the COR.

G.4. Key Personnel

Pursuant to HHSAR 352.237-75 (Dec 2015), Key Personnel, any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel with respect to such key personnel’s role in this contract, without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

[***]

G.5 Invoicing Instructions

Electronic Invoicing and Payment Requirements - Invoice Processing Platform (IPP)

•
All Invoice submissions for goods and or services delivered to facilitate payments must be made electronically through the U.S. Department of Treasury’s Invoice Processing Platform System (IPP).

•
Invoice Submission for Payment means any request for contract financing payment or invoice payment by the Contractor. To constitute a proper invoice, the payment request must comply with the requirements identified in the applicable Prompt Payment clause included in the contract, or the clause 52.212-4 Contract Terms and Conditions – Commercial Items included in commercial items contracts. The IPP website address is: https://www.ipp.gov.

•
The Agency will enroll the Contractors new to IPP. The Contractor must follow the IPP registration email instructions for enrollment to register the Collector Account for submitting invoice requests for payment. The Contractor Government Business Point of Contact (as listed in SAM) will receive Registration email from the Federal Reserve Bank of St. Louis (FRBSTL) within 3 – 5 business days of the contract award for new contracts or date of modification for existing contracts.
o
Registration emails are sent via email from ipp.noreply@mail.eroc.twai.gov. Contractor assistance with enrollment can be obtained by contacting the IPP Production Helpdesk via email to IPPCustomerSupport@fiscal.treasury.gov or phone (866) 973-3131.
o
The Contractor POC will receive two emails from IPP Customer Support, the first email contains the initial administrative IPP User ID. The second email, sent within 24 hours of receipt of the first email, contains a temporary password. You must log in with the temporary password within 30 days.

•
If your company is already registered to use IPP, you will not be required to re-register.

•
If the Contractor is unable to comply with the requirement to use IPP for submitting invoices for payment as authorized by HHSAR 332.7002, a written request must be submitted to the Contracting Officer to explain the circumstances that require the authorization of alternate payment procedures.

Additional Office of the Administration for Strategic Preparedness and Response (ASPR) requirements:

•
The contractor shall submit invoices under this contract once per month. For indefinite delivery vehicles, separate invoices must be submitted for each order.

•
Invoices must break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract.

•
Invoices must include the Dun & Bradstreet Number (DUNS) of the Contractor.

•
Invoices that include time and materials or labor hours CLINS must include supporting documentation to (1) substantiate the number of labor hours invoiced for each labor category, and

(2) substantiate material costs incurred (when applicable).

•
Invoices that include cost-reimbursement CLINs must be submitted in a format showing expenditures for that month, as well as contract cumulative amounts.

At a minimum the following cost information shall be included, in addition to supporting documentation to substantiate costs incurred.

•
Direct Labor - include all persons, listing the person's name, title, number of hours worked, hourly rate, the total cost per person and a total amount for this category;
•
Indirect Costs (i.e., Fringe Benefits, Overhead, General and Administrative,

Other Indirects)- show rate, base and total amount; Consultants (if applicable) - include the name, number of days or hours worked, daily or hourly rate, and a total amount per consultant;
•
Travel - include for each airplane or train trip taken the name of the traveler, date of travel, destination, the transportation costs including ground transportation shown separately and the per diem costs. Other travel costs shall also be listed;
•
Subcontractors (if applicable) - include, for each subcontractor, the same data as required for the prime Contractor;
•
Other Direct Costs - include a listing of all other direct charges to the contract, i.e., office supplies, telephone, duplication, postage; and
•
Fee – amount as allowable in accordance with the Schedule and FAR 52.216-8 if applicable.
•
Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting.
•
The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10%) of the estimated costs for the base period or any option period(s) (See estimated costs under Section B) and the reasons for the variance. These requirements are in addition to the specified requirements of FAR 52.232-20, Limitation of Cost that is incorporated by reference under Section I.1.
•
An electronic copy of the payment request shall be uploaded into the designated electronic filing platform and an e-mail notification of the upload will be provided to the CO and COR
•
Invoices-Cost and Personnel Reporting, and Variances from the Negotiated Budget

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the USG. Nothing in this section discharges the contractor's responsibility to comply with any applicable FAR Parts 30 or 31 clauses relating to cost reimbursement subcontracts. In order to verify allowability, further breakdown of costs may be requested at the Government’s discretion. The Contractor shall subcontract with Firm Fixed Price Contracts to the maximum extent practicable.

Additional instructions and an invoice template are provided in Section J-List of Attachments, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost- Reimbursement Contracts. All invoices must be signed by a representative of the contractor authorized to certify listed charges are accurate and comply with government regulations.

If applicable, the Contractor shall convert any foreign currency amount(s) in the monthly invoice to U.S. dollars each month, on the 1st of the month, using the foreign exchange rate index published on www.federalreserve.gov. Payment of invoices is subject to the U.S. dollar limits within the Total Costs of CLIN 0001 in Section B of the contract.

The Government may request additional information (timecards, receipts, etc.) to support costs claimed in the Contractor’s invoices. Incomplete invoices may be suspended by the Contracting Officer if the Contractor’s claimed costs cannot be substantiated.

G.5
REIMBURSEMENT OF COST

The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with FAR 52.216-7, Allowable Cost and Payment incorporated by reference in Section I, Contract Clauses, of this contract, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a.
All direct materials and supplies that are used in performing the work provided for under the contract, including those purchased for subcontracts and purchase orders.
b.
All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.
c.
All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.
d.
Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

•
Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class or business class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).
•
Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.
•
Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).
•
Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

G.6
Providing Accelerated Payment to Small Business Subcontractors, FAR 52.232-40 (Nov 2021)

(a)
Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

(b)
The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act.

(c)
Include the substance of this clause, including this paragraph (c), in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial products or commercial services.

(End of clause)

G.7
Contract Communication/Correspondence

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting thereon the contract number from Page 1 of the contract.

G.8
Negotiated Indirect Rates and Ceiling

1.
Pending the establishment of final indirect cost rates, which shall be determined based on audit of actual costs as provided in Subpart 42.7 of the Federal Acquisition Regulation, the Contractor shall be reimbursed for allowable indirect costs at the agreed upon provisional billing rates. The Contractor's audited final indirect costs are allowable, to the extent that they do not lead the Contractor to exceed the total estimated costs for performance of the contract awarded, or the Ceiling Rates, established under this contract. The Contractor is also directed to the requirement to provide the Government with notice, that actual costs are expected to exceed the costs estimates, as required by 52.232-20(b). The contractor is responsible for tracking all costs during performance, including indirect costs, and providing all required notices.

2.
Notwithstanding the provisions of FAR 42.704, ceilings are hereby established on indirect costs reimbursable under this contract. Therefore, the Government will not be obligated to pay any additional amounts if the final indirect cost rates developed by the cognizant audit activity based on actual allowable costs exceed the ceiling rates set forth above. In the event the final indirect cost rates are less than the above- established ceiling rates, the negotiated final rates shall be reduced to conform to the lower rates.

3.
Any costs over and above the established cost ceiling shall not be reimbursed under this contract or any other Government contract, grant, or cooperative agreement.
4.

Rate Type	Rate Ceiling	Allocation Base
Fringe Benefits	[***]	Total Salaries
G&A	[***]	Total Direct Costs

5.
In accordance with FAR Part 5.216-7(d), the contractor shall submit an adequate final indirect cost rates proposal to the contracting officer within the 6-months period following the end of its fiscal years during the period of contract performance

G.9
Post-Award Evaluation of Contractor Performance

a.
Purpose: In accordance with FAR 42.1502(a), past performance evaluations shall be prepared at least annually and at the time the work under a contract or order is completed, via CPARS, the Government-wide evaluation tool (www.cpars.gov).
b.
Evaluators: The performance evaluation will be completed jointly by the Contracting Officer’s Representative and the Contracting Officer.
c.
Performance Evaluation Factors: Per FAR 42.1503(b)(2), evaluation factors for each assessment shall include, at a minimum: technical (quality of product or service); cost control; schedule/timeliness; management and business relations; small business subcontracting; other (as applicable).

d.
Contractor Review: A copy of the evaluation will be electronically sent to the Contractor as soon as practicable after completion of the evaluation. The Contractor shall submit comments, rebutting statements, or additional information to the Contracting Officer within 14 calendar days after receipt of the evaluation.
e.
Resolving Disagreements between the Government and the Contractor: Disagreements between the parties regarding the evaluation will be reviewed at a level above the Contracting Officer. The ultimate conclusion on the performance evaluation is a decision of the contracting agency. Copies of the evaluation, Contractor's response, and review comments, if any, will be retained as part of the evaluation.
f.
Release of Contractor Performance Evaluation Information: The completed evaluation will not be released to other than Government personnel and the Contractor whose performance is being evaluated. Disclosure of such information could cause harm both to the commercial interest of the Government and to the competitive position of the Contractor being evaluated, as well as impede the efficiency of Government operations.
g.
Source Selection Information: Departments and agencies may share past performance information with other Government departments and agencies when requested to support future award decisions. The information may be provided through interview and/or by sending the evaluation and comment document to the requesting source selection official.
h.
Retention Period: The agency will retain past performance information for a maximum period of 3 years after completion of contract performance for the purpose of providing source selection information for future contract awards.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1
Access and Disposition of Data

Subject to the provisions of FAR 52.227-14 and 52.227-14 Alt. II, and Sections H.14 and H.18 of this Contract, the Government shall have physical and electronic access to all documentation and data first generated in the performance of this contract, including: all Contractor efforts; Subcontractor efforts; communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, meeting minutes, and all Contractor commitments and responses.

H.2
HHSAR Clause 352.232-71 Electronic Submission of Payment Requests

(a)
Definitions. As used in this clause—

Payment request means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

(b)
Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.
(c)
The Contractor may submit payment requests using other than IPP only when the Contracting Officer authorizes alternate procedures in writing in accordance with HHS procedures.
(d)
If alternate payment procedures are authorized, the Contractor shall include a copy of the Contracting Officer's written authorization with each payment request.

(End of Clause)

H.3
Personnel Qualifications

The Contractor shall provide curriculum vitae (CV) for each individual identified as key personnel. The CV shall clearly describe the individual’s knowledge, work experiences, registrations, and certifications, and applicable experience. The CV shall include a summary describing the individual’s involvement in similar work.

H.4
No Personal Services or Inherently Governmental Function

Pursuant to FAR 37.1, no personal services shall be performed under this contract. All work requirements shall flow only from the COR to the Contractor's Project Manager. No Contractor employee will be directly supervised by the Government. All employee assignments, and daily work direction, shall be given by the applicable Contractor supervisor. If the Contractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Contractor employee, the Contractor shall promptly notify the Contracting Officer of this communication or action.

Pursuant to FAR 7.5, the Contractor shall not perform any inherently governmental actions under this contract. No Contractor employee shall hold him or herself out to be a Government employee, agent, or representative. No Contractor employee shall state orally or in writing at any time that he or she is acting on behalf of the Government. In all communications with third parties in connection with this contract, Contractor employees shall identify themselves as Contractor employees and specify the name of the company for which they work. In all communications with other Government Contractors in connection with this contract, the Contractor employee shall state that they have no authority to in any way change this contract and that if the other Contractor believes this communication to be a direction to change their contract, they shall notify the Contracting Officer for that contract and not carry out the direction until a clarification has been issued by the Contracting Officer.

The Contractor shall ensure that all of its employees working on this contract are informed of the substance of this article. Nothing in this article shall limit the Government’s rights in any way under the other provisions of this contract, including those related to the Government’s right to inspect and accept the services to be performed under this contract. The substance of this article shall be included in all subcontracts at any tier.

H.5
Acknowledgement of Federal Funding – Publication and Publicity

The Contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

"This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract No. 75A50120C00180."

Press Releases: The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

H.6
352.270-4b, Protection of Human Subjects (Dec 2015)

a.
The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR part 46 and with the Contractor’s current Federal-wide Assurance (FWA) on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR part 46 and the Assurance of Compliance.
b.
The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. Nothing in this contract shall create an agency or employee relationship between the Government and the Contractor, or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent Contractor without creating liability on the part of the Government for the acts of the Contractor or its employees.
c.
Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors’ FWA via designation as agents of the institution or via individual investigator agreements (see OHRP website at: http://www.hhs.gov/ohrp/policy/guidanceonalternativetofwa.pdf).
d.
If at any time during the performance of this contract the Contractor is not in compliance with any of the requirements and or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part.

H.7
HHSAR 352.270-5b, Care of Life Vertebrate Animals (Dec 2015)

a.
Before undertaking performance of any contract involving animal-related activities where the species is regulated by the United Sates Department of Agriculture (USDA), the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.
b.
The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR 2.1 2.11, or from a source that is exempt from licensing under those sections.
c.
The Contractor agrees that the care, use, and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.
d.
If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer's written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor's name may be removed from the list of those contractors with Animal Welfare Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (Email: ace@aphis.usda.gov; Web site: http://www.aphis.usda.gov/wps/portal/aphis/ourfocus/animalwelfare)

(End of clause)

H.8
Animal Welfare

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals (PHS

Policy). The PHS Policy can be accessed at: http://grants1.nih.gov/grants/olaw/references/phspol.htm

H.9
Dissemination of False or Deliberately Misleading Information

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

H.10
ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-74

(December 2015)

a.
Pursuant to Section 508 of the Rehabilitation Act of 1973(29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) supplies and services developed, acquired, or maintained under this contract or order must comply with the "Architectural and Transportation Barriers Compliance Board Electronic and Information Technology (EIT) Accessibility Standards'' set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the "Access Board'') in 36 CFR part 1194. Information about Section 508 is available at http://www.hhs.gov/web/508 . The complete text of Section 508 Final Provisions can be accessed at http://www.access-board.gov/guidelines- andstandards/communications-and-it/about-the-section-508-standards.

b.
The Section 508 accessibility standards applicable to this contract or order are identified in the Statement of Work or Specification or Performance Work Statement. The contractor must provide any necessary updates to the submitted HHS Product Assessment Template(s) at the end of each contract or order exceeding the simplified acquisition threshold (see FAR 2.101) when the contract or order duration is one year or less. If it is determined by the Government that EIT supplies and services provided by the Contractor do not conform to the described accessibility standards in the contract, remediation of the supplies or services to the level of conformance specified in the contract will be the responsibility of the Contractor at its own expense.

c.
The Section 508 accessibility standards applicable to this contract are: E205 Electronic Content Standards. Note: Items provided incidental to contract administration are not subject to this section.

d.
In the event of a modification(s) to this contract or order, which adds new EIT supplies or services or revises the type of, or specifications for, supplies or services, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template and any other additional information necessary to assist the Government in determining that the EIT supplies or services conform to Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found under Section 508 policy on the HHS Web site: (http://www.hhs.gov/web/508). If it is determined by the Government that EIT supplies and services provided by the Contractor do not conform to the described accessibility standards in the contract, remediation of the supplies or services to the level of conformance specified in the contract will be the responsibility of the Contractor at its own expense.

e.
If this is an Indefinite Delivery contract, a Blanket Purchase Agreement or a Basic Ordering Agreement, the task/delivery order requests that include EIT supplies or services will define the specifications and accessibility standards for the order. In those cases, the Contractor may be required to provide a completed HHS Section 508 Product Assessment Template and any other additional information necessary to assist the Government in determining that the EIT supplies or services conform to Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found at http://www.hhs.gov/web/508. If it is determined by the Government that EIT supplies and services provided by the Contractor do not conform to the described accessibility standards in the provided documentation, remediation of the supplies or services to the level of conformance specified in the contract will be the responsibility of the Contractor at its own expense.

H.11
Confidentiality of Information

a.
Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.
b.
The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.
c.
If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.
d.
Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.
e.
Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.
f.
Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.
g.
The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

H.12
Institutional Responsibility Regarding Investigator Conflicts of Interest

The Institution (includes any Contractor, public or private, excluding a Federal agency) shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under BARDA contracts, or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest. 45 CFR Part 94 is available at the following Web site: http://www.ecfr.gov/cgibin/textidx?c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div 5&view=text&node=45:1.0.1.1.51&idno=45

As required by 45 CFR Part 94, the Institution shall, at a minimum:

a.
Maintain an up-to-date, written, enforceable policy on financial conflicts of interest that complies with 45 CFR Part 94, inform each Investigator of the policy, the Investigator's reporting responsibilities regarding disclosure of significant financial interests, and the applicable regulation, and make such policy available via a publicly accessible Web site, or if none currently exist, available to any requestor within five business days of a request. A significant financial interest means a financial interest consisting of one or more of the following interests of the Investigator (and those of the Investigator's spouse and dependent children) that reasonably appears to be related to the Investigator's institutional responsibilities:

1.
With regard to any publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure and the value of any equity interest in the entity as of the date of disclosure, when aggregated, exceeds $5,000. Included are payments and equity interests;
2.
With regard to any non-publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure, when aggregated, exceeds $5,000, or when the Investigator (or the Investigator's spouse or dependent children) holds any equity interest; or
3.
Intellectual property rights and interests, upon receipt of income related to such rights and interest.

Significant financial interests do not include the following:

1.
Income from seminars, lectures, or teaching, and service on advisory or review panels for G agencies, Institutions of higher education, academic teaching hospitals, medical centers, or research institutes with an Institution of higher learning; and
2.
Income from investment vehicles, such as mutual funds and retirement accounts, as long as the Investigator does not directly control the investment decisions made in these vehicles.

b.
Require each Investigator to complete training regarding the Institution's financial conflicts of interest policy prior to engaging in research related to any BARDA funded contract and at least every four years. The Institution must take reasonable steps [see Part 94.4(c)] to ensure that investigators working as collaborators, consultants or subcontractors comply with the regulations.
c.
Designate an official(s) to solicit and review disclosures of significant financial interests from each Investigator who is planning to participate in, or is participating in, the BARDA funded research.
d.
Require that each Investigator who is planning to participate in the BARDA funded research disclose to the Institution's designated official(s) the Investigator's significant financial interest (and those of the Investigator's spouse and dependent children) no later than the date of submission of the Institution's proposal for BARDA funded research. Require that each Investigator who is participating in the BARDA funded research to submit an updated disclosure of significant financial interests at least annually, in accordance with the specific time period prescribed by the Institution during the period of the award as well as within thirty days of discovering or acquiring a new significant financial interest.

e.
Provide guidelines consistent with the regulations for the designated official(s) to determine whether an Investigator's significant financial interest is related to BARDA funded research and, if so related, whether the significant financial interest is a financial conflict of interest. An Investigator's significant financial interest is related to BARDA funded research when the Institution, thorough its designated official(s), reasonably determines that the significant financial interest: Could be affected by the BARDA funded research; or is in an entity whose financial interest could be affected by the research. A financial conflict of interest exists when the Institution, through its designated official(s), reasonably determines that the significant financial interest could directly and significantly affect the design, conduct, or reporting of the BARDA funded research.
f.
Take such actions as necessary to manage financial conflicts of interest, including any financial conflicts of a subcontractor Investigator. Management of an identified financial conflict of interest requires development and implementation of a management plan and, if necessary, a retrospective review and mitigation report pursuant to Part 94.5(a).
g.
Provide initial and ongoing FCOI reports to the Contracting Officer pursuant to Part 94.5(b).
h.
Maintain records relating to all Investigator disclosures of financial interests and the Institution's review of, and response to, such disclosures, and all actions under the Institution's policy or retrospective review, if applicable, for at least 3 years from the date of final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.
i.
Establish adequate enforcement mechanisms and provide for employee sanctions or other administrative actions to ensure Investigator compliance as appropriate.
j.
Complete the certification in Section K - Representations, Certifications, and Other Statements of Contractors titled "Certification of Institutional Policy on Financial Conflicts of Interest".

If the failure of an Institution to comply with an Institution's financial conflicts of interest policy or a financial conflict of interest management plan appears to have biased the design, conduct, or reporting of the BARDA funded research, the Institution must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will consider the situation and, as necessary, take appropriate action or refer the matter to the Institution for further action, which may include directions to the Institution on how to maintain appropriate objectivity in the BARDA funded research project.

The Contracting Officer and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Institution's review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Institution's determination of a financial conflict of interests. The Contracting Officer may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the Contracting Officer may decide that a particular financial conflict of interest will bias the objectivity of the BARDA funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with Part 94.6(b). The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an Investigator with a financial conflict of interest that was not managed or reported by the Institution, the Institution shall require the Investigator involved to disclose the financial conflict of interest in each public presentation of the results of the research and to request an addendum to previously published presentations.

H.13
Reporting Matters Involving Fraud, Waste and Abuse

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

H.14
Prohibition on Contractor Involvement with Terrorist Activities

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to

E.O. 13224 and Pub. L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

PART II – CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

1.1 52.252-2 Clauses Incorporated by Reference (Feb 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://acquisition.gov/far/

The following FAR clauses, pertinent to Section I, are hereby incorporated by reference:

FAR Clause	Title	Date

52.202-1	Definitions	Jun 2020
52.203-3	Gratuities	Apr 1984
52.203-5	Covenant Against Contingent Fees	May 2014
52.203-6	Restrictions on Subcontractor Sales to the Government	June 2020
52.203-7	Anti-Kickback Procedures	June 2020
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	May 2014
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity	May 2014
52.203-12	Limitation on Payments to Influence Certain Federal Transactions	June 2020
52.203-13	Contractor Code of Business Ethics and Conduct	Nov 2021
52.203-14	Display of Hotline Poster(s)	Nov 2021
52.203-17	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights	June 2020
52.203-19	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements	Jan 2017
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	May 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	Jun 2020
52.204-13	System for Award Management Maintenance	Oct 2018
52.204-18	Commercial and Government Entity Code Maintenance	Aug 2020
52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities	Nov 2021
52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment	Nov 2021
52.209-6	Protecting the Government's Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	Nov 2021
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	Oct 2018
52.209-10	Prohibition on Contracting with Inverted Domestic Corporations	Nov 2015
52.210-1	Market Research	Nov 2021
52.211-5	Material Requirements	Aug 2000
52.215-2	Audit and Records – Negotiation	Jun 2020
52.215-8	Order of Precedence - Uniform Contract Format	Oct 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	Aug 2011
52.215-11	Price Reduction for Defective Certified Cost or Pricing Data—Modifications	Jun 2020
52.215-12	Subcontractor Certified Cost or Pricing Data	Aug 2020
52.215-13	Subcontractor Certified Cost or Pricing Data—Modifications	Nov 2020
52.215-14	Integrity of Unit Prices	Nov 2021
52.215-15	Pension Adjustments and Asset Reversions	Oct 2010
52.215-17	Waiver of Facilities Capital Cost of Money	Oct 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) other than Pensions	Jul 2005
52.215-19	Notification of Ownership Changes	Oct 1997

52.215-21	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -Modifications	Nov 2021
52.215-22	Limitations on Pass-Through Charges—Identification of Subcontract Effort	Oct 2009
52.215-23	Limitations on Pass-Through Charges	Jun 2020
52.216-7	Allowable Cost and Payment	Aug 2018
52.216-8	Fixed Fee	Jun 2011
52.219-8	Utilization of Small Business Concerns	Oct 2018
52.219-28	Post-Award Small Business Program Representation	Sep 2021
52.222-2	Payment for Overtime Premiums [*$0.00]	July 1990
52.222-3	Convict Labor	Jun 2003
52.222-19	Child Labor-Cooperation with Authorities and Remedies	Jun 2022
52.222-21	Prohibition of Segregated Facilities	Apr 2015
52.222-26	Equal Opportunity	Sept 2016
52.222-35	Equal Opportunity for Veterans	Jun 2020
52.222-36	Equal Opportunity for Workers with Disabilities	Jun 2020
52.222-37	Employment Reports on Veterans	Jun 2020
52.222-38	Compliance with Veterans’ Employment Reporting Requirements	Feb 2016
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	Dec 2010
52.222-50	Combating Trafficking in Persons	Nov 2021
52.222-54	Employment Eligibility Verification	May 2022
52.223-6	Drug-Free Workplace	May 2001
52.223-18	Encouraging Contractor Policy to Ban Text Messaging While Driving	Jun 2020
52.224-1	Privacy Act Notification	April 1984
52.224-2	Privacy Act	April 1984
52.224-3	Privacy Training	Jan 2017
52.225-13	Restrictions on Certain Foreign Purchases	Feb 2021
52.225-25	Prohibition on Contracting with Entities Engaging in Certain Activities or Transactions Relating to Iran—Representation and Certifications	Jun 2020
52.227-1	Authorization and Consent, Alternate I(Apr 1984)	Jun 2020
52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement	Jun 2020
52.227-11	Patent Rights-Ownership by the Contractor	May 2014
52.227-14	Rights in Data – General, Alternate II (Dec 2007)	May 2014
52.228-7	Insurance – Liability to Third Persons	Mar 1996
52.232-9	Limitation on Withholding of Payments	Apr 1984
52.232-17	Interest	May 2014
52.232-20	Limitation of Cost	Apr 1984
52.232-23	Assignment of Claims	May 2014
52.232-25	Prompt Payment Alt I (Feb 2002)	Jan 2017
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	Oct 2018
52.232-39	Unenforceability of Unauthorized Obligations	Jun 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors	Nov 2021

52.233-1	Disputes	May 2014
52.233-3	Protest After Award, Alternate I (Jun 1985)	Aug 1996
52.233-4	Applicable Law for Breach of Contract Claim	Oct 2004
52.242-1	Notice of Intent to Disallow Costs	Apr 1984
52.242-3	Penalties for Unallowable Costs	Sep 2021
52.242-4	Certification of Final Indirect Costs	Jan 1997
52.242-13	Bankruptcy	Jul 1995
52.243-2	Changes—Cost-Reimbursement, Alternate V (Apr 1984)	Aug 1987
52.243-6	Change Order Accounting	Apr 1984
52.243-7	Notification of Changes	Jan 2017
52.244-2	Subcontracts, Alternate I (Jun 2020)	Jun 2020
52.244-5	Competition in Subcontracting	Dec 1996
52.244-6	Subcontracts for Commercial Products and Commercial Services	Jan 2022
52.245-1	Government Property	Sep 2021
52.245-9	Use and Charges	Apr 2012
52.246-25	Limitation of Liability—Services	Feb 1997
52.249-6	Termination (Cost-Reimbursement)	May 2004
52.249-14	Excusable Delays	Apr 1984
52.253-1	Computer Generated Forms	Jan 1991

I.2 Department of Health and Human Services Acquisition Regulation (HHSAR) Clauses

Full text of HHSAR clauses may be accessed electronically at this address: http://www.hhs.gov/grants/contracts/contract-policiesregulations/hhsar

HHSAR Clause	Title	Date
352.203-70	Anti-Lobbying	Dec 2015
352.208-70	Printing and Duplication	Dec 2015
352.211-2	Conference Sponsorship Request and Conference Materials Disclaimer	Dec 2015
352.211-3	Paperwork Reduction Act	Dec 2015
352.222-70	Contractor Cooperation in Equal Employment Opportunity Investigations	Dec 2015
352.223-70	Safety and Health	Dec 2015
352.224-71	Confidential Information (§ (c)(2)(i): None)	Dec 2016
352.227-70	Publications and Publicity	Dec 2015
352.231-70	Salary Rate Limitation	Dec 2015
352.233-71	Litigation and Claims	Dec 2015
352.237-75	Key Personnel	Dec 2015
352.239-74	Electronic and Information Technology Accessibility	Dec 2015

352.270-5b	Care of Live Vertebrate Animals	Dec 2015
352.270-6	Restriction on Use of Human Subjects	Dec 2015
352.270-11	Protection of Human Subjects-Research Involving Human Subjects Committee (RIHSC) Approval of Research Protocols Required	Dec 2015
352.270-13	Continued Ban on Funding Abortion and Continued Ban on Funding of Human Embryo Research	Dec 2015

I.2
Additional Contract Clause HHSAR

I.2.1
Additional HHSAR in Full Text

FAR 52.227-14, Rights in Data – General (May 2014), Alternate II (December 2007)

As prescribed in FAR 27.409(b)(3), the following paragraph is inserted into (g)(3) of the basic clause:

(g)(3) Notwithstanding paragraph (g)(1) of this clause, the contract may identify and specify the delivery of limited rights data, or the Contracting Officer may require by written request the delivery of limited rights data that has been withheld or would otherwise be entitled to be withheld. If delivery of that data is required, the Contractor shall affix the following “Limited Rights Notice” to the data and the Government will treat the data, subject to the provisions of paragraphs (e) and (f) of this clause, in accordance with the notice:

Limited Rights Notice

(Dec 2007) (a) These data are submitted with limited rights under Government Contract No. 75A50120C00180 and subcontracts. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any; provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

i.
To BARDA support service contractors for the purpose of providing technical assistance to BARDA in evaluating Contractor performance and deliverables~~,~~ or providing contract administration services to the Government.
ii.
This notice shall be marked on any reproduction of these data, in whole or in part.

(End of notice)

PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS SECTION J - LIST OF ATTACHMENTS

•
Attachment 1: Statement of Work, dated 24 Aug 2022, 10 pages
•
Attachment 2: Invoicing Instructions for Cost Reimbursement Contracts
•
Attachment 3: Sample Invoice/Payment Request and Contract Financial Report
•
Attachment 4: Financial Report of Individual Project/Contract
•
Attachment 5: Instructions for Completing Financial Report of Individual Project/Contract
•
Attachment 6: Inclusion Enrollment Report
•
Attachment 7: Research Patient Care Costs
•
Attachment 8: Report of Government Owned, Contractor Held Property
•
Attachment 9: Disclosure of Lobbying Activities

Statement of Work BAA-18-SOL-00003, AOI #12

Arcturus Therapeutics (Arcturus) Self-Amplifying mRNA-Based Vaccine

For Rapid Influenza Response 8/24/2022

Background

The current COVID-19 pandemic has exemplified the need for highly efficacious vaccines as a medical countermeasure for pandemic outbreaks and the means to produce those vaccines quickly. There have been four influenza pandemics in little more than the past century and preparing for the next influenza pandemic is critical. mRNA-based vaccines have recently demonstrated safe and effective prevention of pandemic viral infection. mRNA-based vaccines can be rapidly developed so that a 60-day time frame from sequence identification to initiation of clinical trials can be achieved. In addition, US-based manufacturing capacity for mRNA products must be expanded and sustained to facilitate the production of hundreds of millions of doses required to vaccinate the public.

[***]

Statement of Work

Independently, and not as an agent of the Government, the Contractor shall furnish all necessary services, qualified professional, technical, and administrative personnel, material, equipment and facilities, not otherwise provided by the Government under the terms of this contract, as needed to perform the tasks set forth below.

The overall objective of this contract is to advance the development of pandFLU as a vaccine for the prevention of pandemic influenza infection. The scope of work for this contract includes pandFLU preclinical and clinical development activities in the following areas: non-clinical efficacy studies; clinical activities and associated drug product manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. The R&D effort for pandFLU will progress in specific stages that cover the base performance segment (I) to be labeled Contract Line Item Number

1

(CLIN) 0001 as specified in this contract. Arcturus will complete the specific tasks required in discrete work segments. The scope of work is detailed in Phase I: Pilot Studies, which are outlined below:

I.
Pilot Studies
II.
Non-Clinical Efficacy (small animal) and initial Clinical Safety Phase
III.
Good Manufacturing Practice (GMP) Manufacturing Scale-up and Non-Clinical Efficacy
IV.
Clinical and Pivotal Non-Clinical Studies Phase

The contractor shall provide the following as outlined below and in the contract deliverables list: Program Management (WBS 1.1)

1.1.1
Arcturus shall provide for the following as outlined below and in the contract deliverables list (Article F.2):
1.1.2
The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities.
1.1.3
A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.
1.1.4
Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.
1.1.5
A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer. May be the PI or Project Manager.
1.1.6
Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.
1.1.7
Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.
1.1.8
Contract Review Meetings. 1.1.8.1 The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers. Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.

2

1.1.8.2
The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.
1.1.9
Integrated Master Schedule 1.1.9.1 Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment. The Integrated Master Schedule shall be incorporated into the contract and will be used to monitor performance of the contract. Contractor shall include the key milestones and Go/No Go decision gates. The IMS for the period of performance will be accepted by BARDA at the PMBR.

1.1.10
Integrated Master Plan 1.1.10.1 Work Breakdown Structure: The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact. The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent. BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.

1.1.10.2
GO/ NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.

1.1.10.3
Earned Value Management System Plan: Subject to the requirements under HHSAR Clause 352.234-4, the Contractor shall use principles of Earned Value Management System (EVMS) in the management of this contract.

Contractor’s Program Manager (PM) will use the Statement of Work, a Work Breakdown Structure (WBS) with task descriptions, the Integrated Master Schedule (IMS), and project team meetings as the primary tools for scope, budget and schedule integration. The WBS serves as the fundamental building block for the IMS and financial reporting. The IMS maps-out the start and end dates for the total program and further breaks down the timeline by individual line items, tasks and sub-tasks. This will include monitoring contract-mandated ceilings to ensure on-time and on-budget completion of all programmatic deliverables. The PM will track the program status against this IMS on a monthly basis. The PM will determine if tasks are behind or ahead of schedule. Program timelines will be reported to BARDA in the monthly and quarterly reports. When program tasks or subtasks are behind schedule (or threaten to be behind schedule) the Program Team will meet to determine:

•
The root cause of the delay;
•
The successor tasks that may be impacted and the impact the global program timelines and budget;
•
Potential actions to bring the task or subtask back within the necessary timelines; and
•
The impact of these actions on the program (cost, schedule, and resource reallocation, etc.)

If program changes are required, the PI/PM will present the action plan and work with BARDA to implement any necessary changes to the project plan.

1.1.11
Decision Gate Reporting: On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and

3

submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development

1.1.12
Risk Management Plan: The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

1.1.13
Performance Measurement Baseline Review (PMBR): The Contractor shall submit a plan for a PMBR to occur within 90 days of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the budget, schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as follows:

I.
Jointly assess areas such as the Contractor’s planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks

II.
Confirm the integrity of the Performance Measurement Baseline (PMB)

III.
Foster the use of EVM as a means of communication

IV.
Provide confidence in the validity of Contractor reporting

V.
Identify risks associated with the PMB

VI.
Present any revised PMBs for mutual agreement

VII.
Present an Integrated Master Schedule: The Contractor shall deliver an initial program level Integrated Master Schedule (IMS) that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks. This IMS will be agreed to and finalized at the PMBR. DI-MGMT-81650 may be referenced as guidance in creation of the IMS (see http://www.acq.osd.mil/pm/).

VIII.
Present the Risk Management Plan

1.1.14
Deviation Request: During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

1.1.15
Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:

4

I.
Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;
II.
Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;
III.
Updated IMS;
IV.
Updated EVM Light;
V.
Updated Risk Management Plan (Every 3 months);
VI.
Three month rolling forecast of planned activities;
VII.
Progress of regulatory submissions;
VIII.
Estimated and actual expenses;

1.1.16
Data Management: The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;
1.1.16.1
Provide for the statistical design and analysis of data resulting from the research;
1.1.16.2
Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

1.2 Non-Clinical Toxicology (WBS 1.2)

[***]

1.3
Non-Clinical Studies (WBS 1.3)

[***]

1.4
Clinical studies (WBS 1.4)

[***]

1.5
Regulatory (WBS 1.5)

[***]

5

1.6
Chemistry Manufacturing Controls (CMC) (WBS 1.6)

[***]

1.6.5
Controls Analytical/Validation

[***]

Objectives:

[***]

Deliverables:

[***]

6.1
Facilities, Equipment and Other Resources.

[***]

6

Contract WBS milestones/Deliverables and Technical Deliverables

[***]

7

ATTACHMENT #2

INVOICE/FINANCING REQUEST INSTRUCTIONS - FOR COST-REIMBURSEMENT TYPE CONTRACTS

Format: Payment requests shall be submitted on the Contractor's self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor's self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in SECTION G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by pre-contract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor's Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor's fiscal year.

Currency: All government contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer's approval, including those set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer's Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)
Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.
(b)
Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.
(c)
Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)
Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in SECTION G of the Contract Schedule.
(b)
Contractor's Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor's name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor's Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor's name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).
(c)
Invoice/Financing Request Number: Insert the appropriate serial number of the payment request. Include numbering in format of year_month #.
(d)
Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.
(e)
Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).
(f)
Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)
Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.
(h)
Total Fixed-Fee: Insert the total fixed-fee (where applicable) or the portion of the fixed-fee applicable to a particular invoice as defined in the contract.
(i)
Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in SECTION G of the Contract Schedule.
(j)
Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in SECTION G of the Contract Schedule.
(k)
Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in SECTION G of the Contract Schedule.
(l)
Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.
(m)
Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.
(n)
Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed- fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.
(o)
Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.
(1)
Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract. List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), breakdown by task performed by personnel, and amount claimed.
(2)
Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.
(3)
Accountable Personal Property: Include any property having a unit acquisition cost of $5,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost see the HHS Contractor's Guide for Control of Government Property (https://archive.org/details/contractorsguide00unit) (e.g. personal computers). Note this is not permitted for reimbursement without pre-authorization from the CO.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. Include reference to the following (as applicable):

-
Item number for the specific piece of equipment listed in the Property Schedule, and
-
COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)
Materials and Supplies: Include all consumable material and supplies regardless of amount. Detailed line-item breakdown (e.g. receipts, quotes, etc.) is required.
(5)
Premium Pay: List remuneration in excess of the basic hourly rate.
(6)
Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.
(7)
Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.
(8)
Subcontract Costs: List subcontractor(s) by name and amount billed. Provide subcontract invoices/receipts as backup documentation. If subcontract is of the cost-reimbursement variety, detailed breakdown will be required. Regardless, include backup documentation (e.g. subcontractor invoices, quotes, etc.).

(9)
Other: Include all other direct costs not fitting into an aforementioned category. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.
(p)
Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed, if applicable.
(q)
Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.
(r)
Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.
(s)
Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.
(t)
Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.
(u)
Grand Totals
(v)
Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

"I hereby certify that the salaries billed in this payment request are in compliance with the HHS Salary Rate Limitation Provisions in

Section H of the contract."

**Note the Contracting Officer may require the Contractor to submit detailed support for costs claimed on payment requests. Every cost must be determined to be allocable, reasonable, and allowable per FAR Part 31.

Attachment 3 - SAMPLE INVOICE/PAYMENT REQUEST AND CONTRACT FINANCIAL REPORT

(a) Designated Billing Office Name and Address:

ATTN: Contracting Officer

U.S. Department of Health & Human Services Office of the Assistant Secretary for Preparedness and Response

Biomedical Research and Development Authority Contract Management and Acquisition (CMA) O'Neill House Office Building

Room Number: 21C06 Washington, DC 20515

(b) Contractor's Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION

100 Main Street Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:

DUNS or DUNS+4:

(c)
Invoice/Financing Request No.:
(d)
Date Invoice Prepared:
(e)
Contract No. and Order No. (if applicable):
(f)
Effective Date:
(g)
Total Estimated Cost of Contract/Order:
(h)
Total Fixed-Fee (if applicable):
(i)
Two-Way Match:
(j)
Office of Acquisitions:
(k)
Central Point of Distribution:

Three-Way Match:

(l) This invoice/financing request represents reimbursable costs for the period from to
Expenditure Category* A	Cumulative Percentage of Effort/Hrs.		Amount Billed		Cost at Completio n F	Contract Amount G	Variance H
	Negotiated B	Actual C	(m) Current D	(n) Cumulative E
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs

(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official)

(Title)

* Attach details as specified in the contract

Attachment 4

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT Note: Complete this Form in Accordance with Accompanying Instructions.			Project Task:		Contract No.:		Date of Report:		0990-0134 0990-0131
			Reporting Period:		Contractor Name and Address:
Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost-- Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I - H)
	Negotiate	Actual
A	B	C	D	E	F	G	H	I	J

Attachment 5 INSTRUCTIONS FOR COMPLETING

"FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT" GENERAL INFORMATION

Purpose. This Quarterly Financial Report is designed to: (1) provide a management tool for use by the Government in monitoring the application of financial and personnel resources to the BARDA funded contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor's analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address. An electronic copy of the report(s) shall be sent to the contracting officer at the address shown in the contract, no later than 30 working days after the end of the period reported. However, the contract may provide for a copy to be sent directly to the Contracting Officer's Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1)
Key Personnel. Include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2)
Personnel--Other. List as one amount unless otherwise required by the contract.

(3)
Fringe Benefits. Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4)
Accountable Personal Property. Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, "Report of Accountable Property," must accompany the contractor's public voucher (SF 1034/SF 1035) or this report if not previously submitted. See "Contractor's Guide for Control of Government Property."

(5)
Supplies. Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6)
Inpatient Care. Include costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7)
Outpatient Care. Include costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8)
Travel. Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9)
Consultant Fee. Include fees paid to consultant(s). Identify each consultant with effort expended, billing rate, and amount billed.

(10)
Premium Pay. Include the amount of salaries and wages over and above the basic rate of pay.

(11)
Subcontracts. List each subcontract by name and amount billed.

(12)
Other Costs. Include any expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13)
Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14)
General and Administrative Expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15)
Fee. Cite the fee earned, if any.

(16)
Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

Column A--Expenditure Category. Enter the expenditure categories required by the contract.

Column B--Percentage of Effort/Hours Negotiated. Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C--Percentage of Effort/Hours-Actual. Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D--Cumulative Incurred Cost at End of Prior Period. Enter the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E--Incurred Cost-Current Period. Enter the costs which were incurred during the current period.

Column F--Cumulative Incurred Cost to Date. Enter the combined total of Columns D and E.

Column G--Estimated Cost to Complete. Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column H--Estimated Costs at Completion. Complete only if an entry is made in Column G.

Column I--Negotiated Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J--Variance (Over or Under). Complete only if an entry is made in Column H. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I). When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications. List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category. Expenditures Not Negotiated. List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I. Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

Attachment 6 INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants

Study Title:
Total Enrollment:	Protocol Number:
Contract Number:
PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race
Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of All Subjects*

PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**
*These totals must agree **These totals must agree

Attachment 7 - Research Patient Care Costs

Research Patient Care Costs

(a)
Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.
(b)
Research patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine research patient care costs. Research patient care rates or amounts shall be established by the Secretary of HHS or his/her duly authorized representative.
(c)
Prior to submitting an invoice for research patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for research patient care.
(d)
The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.
(e)
Only those charges not recoverable from third party payers or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

Attachment 8 - Report of Government Owned, Contractor Held Property

REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY
CONTRACTOR:					CONTRACT NUMBER:
ADDRESS:					REPORT DATE:
ADDRESSl:
ADDRESS2:					FISCAL YEAR:
CITY:
STATE:
ZIP:
CLASSIFICATION	BEGINNING OF PERIOD		ADJUSTMENTS			END OF PERIOD
	#ITEMS	VALUE	GFP ADDED	CAP ADDED	DELETIONS	#ITEMS	VALUE
LAND >=$25K
LAND <$25K
OTHER REAL >=$25K
OTHER REAL <$25K
PROPERTY UNDER CONST >=$25K
PROPERTY UNDER CONST <$25K
PLANT EQUIP >=$25K
PLANT EQUIP <$25K
SPECIAL TOOLING >=$25K
SPECIAL TOOLING <$25K
SPECIAL TEST EQUIP >=$25K
SPECIAL TEST EQUIP <$25K
AGENCY PECULIAR >=$25K
AGENCY PECULIAR <$25K
MATERIAL >=$25K (CUMULATIVE}
PROPERTY UNDER MFR >=$25K
PROPERTY UNDER MFR <$25K
SIGNED BY:
SIGNATURE			DATE SIGNED:

NAME PRINTED	Ema l
TITLE	TELEPHONE

Report of Government Owned, Contractor Held Property (Rev 10/2014)

"55"$).&/5 #9

DISCLOSURE OF LOBBYING ACTIVITIES Approved by OMB

____________

______________________Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352 0348-0046

_________

_________

____________(See reverse for public burden disclosure.)

1. Type of Federal Action: a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance	2. Status of Federal Action: a. bid/offer/application b. initial award c. post-award	3. Report Type: a. initial filing b. material change For Material Change Only: year quarter date of last report _ _
4. Name and Address of Reporting Entity: Prime Subawardee Tier , if known : Congressional District, if known : 4c	5. If Reporting Entity in No. 4 is a Subawardee, Enter Name and Address of Prime: Congressional District, if known :
6. Federal Department/Agency:	7. Federal Program Name/Description: CFDA Number, if applicable : _
8. Federal Action Number, if known :	9. Award Amount, if known : $
10. a. Name and Address of Lobbying Registrant b. Individuals Performing Services (including address if
( if individual, last name, first name, MI ):	different from No. 10a ) (last name, first name, MI ):

11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

Signature: Print Name: Title: Telephone No.: _ Date:
Federal Use Only:	Authorized for Local Reproduction Standard Form LLL (Rev. 7-97)

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employeeof any agency, a Member of Congress, an officer or employee of Congress, or an employeeof a Member of Congress in connection with a covered Federal action. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.
Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.
Identify the status of the covered Federal action.

3.
Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.
Enter the full name, address, city, State and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.
If the organization filing the report in item 4 checks "Subawardee," then enter the full name, address, city, State and zip code of the prime Federal recipient. Include Congressional District, if known.

6.
Enter the name of the Federal agency making the award or loan commitment. Include at least one organizationallevel below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7.
Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.
Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., "RFP-DE-90-001."

9.
For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.
(a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b) Enter the full names of the individual(s) performing services, and include full address if different from 10 (a). Enter Last Name, First Name, and Middle Initial (MI).

11.
The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number. The valid OMB control number for this information collection is OMB No. 0348-0046. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.